UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2013

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2013, Ally Financial Inc. (“Ally”) completed its previously announced private placement of an aggregate of 216,667 shares of its common stock for an aggregate price of approximately $1.3 billion and its previously announced repurchase of all outstanding shares of its Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F-2 (the “Series F-2 Preferred Stock”), held by the United States Department of the Treasury (“U.S. Treasury”), including payment for the elimination or relinquishment of any right to receive additional shares of common stock to be issued pursuant to Section 6(a)(i)(B) of the certificate of designations of the Series F-2 Preferred Stock (the “Share Adjustment Right”). Ally paid to the U.S. Treasury a total of approximately $5.93 billion for the repurchase of the Series F-2 Preferred Stock and the elimination of the Share Adjustment Right.

In preparation for the completion of the private placement, Ally amended its amended and restated certificate of incorporation (the “Charter”) and bylaws (the “Bylaws”) on November 19, 2013 to increase its authorized number of shares of common stock from 2,021,384 shares to 2,238,051 shares. Immediately following the completion of the private placement, Ally amended and restated its Charter and Bylaws to decrease its authorized number of shares of common stock from 2,238,051 shares to 1,547,779 shares, which de-authorized shares of common stock that were previously reserved for potential issuance pursuant to the Share Adjustment Right.

Ally’s amendment to its Charter and Ally’s amended and restated Charter and Bylaws are attached as Exhibits 3.1 through 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment, dated November 19, 2013, to the Amended and Restated Certificate of Incorporation of Ally Financial Inc., dated March 25, 2011.

3.2	Amended and Restated Certificate of Incorporation of Ally Financial Inc., dated November 20, 2013.

3.3	Bylaws of Ally Financial Inc., dated November 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc.

Dated: November 20, 2013	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and
Controller

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment, dated November 19, 2013, to the Amended and Restated Certificate of Incorporation of Ally Financial Inc., dated March 25, 2011.

3.2	Amended and Restated Certificate of Incorporation of Ally Financial Inc., dated November 20, 2013.

3.3	Bylaws of Ally Financial Inc., dated November 20, 2013.